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PRESS ANNOUNCEMENT

DATE:           JANUARY 12, 2005

CONTACT:        C. KEITH SWANEY
                (440) 248-7171

PVF CAPITAL CORP. ANNOUNCES QUARTERLY EARNINGS AND CASH DIVIDEND.

PVF Capital Corp., the parent company of Park View Federal Savings Bank, announced earnings of $1,422,000, or $0.20 basic earnings per share and $0.20 diluted earnings per share, for the quarter ended December 31, 2004 as compared to earnings of $1,350,000, or $0.19 basic earnings per share and $0.19 diluted earnings per share, for the prior year comparable period.

Earnings were $2,690,000, or $0.38 basic earnings per share and $0.37 diluted earnings per share, for the six-month period ended December 31, 2004 as compared to $4,282,000, or $0.61 basic earnings per share and $0.60 diluted earnings per share, for the prior year comparable period.

Commenting on the results, Chairman John R. Male stated "the decrease in earnings for the six-month period ended December 31, 2004 is largely attributable to a decrease in non-interest income. Non-interest income decreased primarily as a result of mortgage banking activities, specifically a decrease in gains on the sale of loans, and from a decline in the sale of real estate owned in the current period. The results of mortgage banking activity in the prior period were attributable to historically low market interest rates and refinancing activity", concluded Mr. Male.

As of December 31, 2004, PVF Capital Corp. reported assets of $802.4 million, an increase of $46.7 million or 6.2% from the fiscal year ended June 30, 2004. Total stockholders' equity of PVF Capital Corp. was $64.8 million at December 31, 2004. Annualized return on assets and return on equity were 0.69% and 8.40%, respectively, for the six months ended December 31, 2004.

On December 21, 2004, the Board of Directors of PVF Capital Corp. declared a quarterly cash dividend on the Company's outstanding common stock. The cash dividend will be in the amount of $0.074 per share payable on January 28, 2005 to the stockholders of record at the close of business on January 21, 2005.

This press release contains statements that are forward-looking, as that term is defined by the Private Securities Litigation Act of 1995 or the Securities and Exchange Commission in its rules, regulations, and releases. The Company intends that such forward-looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, real estate values and the impact of interest rates on financing. Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the Company or any other person that results expressed therein will be achieved.

PVF Capital Corp.'s common stock trades on the NASDAQ Small-Cap market under the symbol PVFC.


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PVF CAPITAL CORP.
                                                                                                                  30000 Aurora Road
                                                                                                                    Solon, OH 44139
                                                                                                                     (440) 248-7171


                                                Summary of Financial Highlights


                                           CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                                                            (UNAUDITED)


     (Dollars in thousands)                                                DECEMBER 31,                   JUNE 30,
                                                                              2004                          2004
                                                                       -------------------            -----------------
    ASSETS
    ------
       Cash and cash equivalents                                             $ 17,448                     $ 17,470
       Investment securities                                                   47,500                       27,500
       Loans and mortgage backed securities                                   685,263                      659,331
       Other assets                                                            52,195                       51,386
                                                                             --------                     --------
          Total Assets                                                       $802,406                     $755,687
                                                                             ========                     ========

    LIABILITIES
    -----------
       Deposits                                                              $549,230                     $526,493
       Borrowed money                                                         164,473                      147,526
       Other liabilities                                                       23,943                       18,307
                                                                             --------                     --------
          Total Liabilities                                                   737,646                      692,326
                                                                             --------                     --------
          Total Stockholders' Equity                                           64,760                       63,361
                                                                             --------                     --------
          Total Liabilities and Stockholders' Equity                         $802,406                     $755,687
                                                                             ========                     ========

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                                             CONSOLIDATED STATEMENTS OF OPERATIONS
                                                          (UNAUDITED)


                                                                     THREE MONTHS ENDED                     SIX MONTHS ENDED
    (Dollars in thousands except per share data)                         DECEMBER 31,                          DECEMBER 31,
                                                             ------------------------------------   -------------------------------
                                                                    2004              2003              2004               2003

    Interest income                                               $10,519               $9,830        $20,553             $19,888
    Interest expense                                                4,737                4,078          9,161               8,388
                                                                  -------               ------        -------             -------

    Net interest income                                             5,782                5,752         11,392              11,500
           Provision for loan losses                                    0                  192            136                 292
                                                                  -------               ------        -------             -------
    Net interest income after provision for loan losses             5,782                5,560         11,256              11,208
    Total noninterest income                                          859                  868          1,545               4,179
    Total noninterest expense                                       4,577                4,362          8,901               8,900
                                                                  -------               ------        -------             -------
    Income before federal income tax provision                      2,064                2,066          3,900               6,487
            Federal income tax provision                              642                  716          1,210               2,205
                                                                  -------               ------        -------             -------
    Net income                                                    $ 1,422               $1,350        $ 2,690             $ 4,282
                                                                  =======               ======        =======             =======
    BASIC EARNINGS PER SHARE                                      $  0.20               $ 0.19        $  0.38             $  0.61
                                                                  =======               ======        =======             =======
    DILUTED EARNINGS PER SHARE                                    $  0.20               $ 0.19        $  0.37             $  0.60
                                                                  =======               ======        =======             =======
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